UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2025, Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) entered into a consulting services agreement (the “Consulting Agreement”) with Bowery Consulting Group Inc., a corporation registered in the State of Florida (the “Consultant”). According to the Consulting Agreement, the Consultant will provide consulting services in connection with the Company’s business, including conducting research, undertaking due diligence and analysis, and identifying benefits and risks in relation to prospects and partnership affiliations under consideration, and thereafter advising on viability of plans for scaling activities (and the initiatives) that support reaching milestones and goals, developing market messaging, growth and capital raising strategies that have the potential to deliver significant returns and attract investors, and outlining investor and funding strategy for growth (retail and online activity) and suggesting ways to minimize costs associated with technological platform improvements and marketing spend.

The Consulting Agreement has a term of six months beginning on March 21, 2025. The Company agreed to pay the Consultant a fee in the amount of $260,000 for the term of the Consulting Agreement, which will be paid by the Company after it has fully regained compliance with the Nasdaq Listing Rules.

The foregoing description of the Consulting Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Consulting Agreement, dated March 21, 2025, by and between Shuttle Pharmaceuticals Holdings, Inc. and Bowery Consulting Group Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated: March 25, 2025

	By:	/s/ Chris Cooper
	Name:	Chris Cooper
	Title:	Interim Co-Chief Executive Officer